                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 6, 2006

                        --------------------------------

                          QUANTA CAPITAL HOLDINGS LTD.
             (Exact name of registrant as specified in its charter)

                        --------------------------------

                        Commission File Number: 000-50885

             BERMUDA                                               N/A
 (State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                            Identification No.)

                         1 Victoria Street, Fourth Floor
                                  Hamilton HM11
                                     Bermuda
              (Address of principal executive offices and zip code)

                                  441-294-6350
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 6, 2006, Quanta Capital Holdings Ltd. (the "Company") and certain designated subsidiaries of the Company entered into a First Amendment and Waiver to Credit Agreement (the "First Amendment") with a syndicate of lenders and
JPMorgan Chase Bank, N.A., as the Administrative Agent, and the lenders named therein (the "Lenders"), providing for certain amendments and waivers with respect to the Company's Credit Agreement dated as of July 13, 2004 and amended and restated as of July 11, 2005 (the "Credit Agreement").

     The First Amendment allows the Company and the designated subsidiaries of the Company, from the date of execution until August 11, 2006 (the "Waiver
Period"), to issue new letters of credit and increase the face amount of existing letters of credit up to an aggregate amount of $7,500,000 upon the delivery of additional collateral having a borrowing base value equal to the amount of each such increase or new letter of credit. During the Waiver Period, the Lenders have also waived the requirement that the Company maintain a credit rating from A.M. Best and any default or event of default arising therefrom.
During the Waiver Period, the First Amendment also prohibits any release of any collateral without the prior written consent of the Lenders. In addition, the
First Amendment reduces the total commitment under the credit facility from
$250,000,000 to $225,000,000 and removes Quanta Specialty Lines Insurance
Company as a designated subsidiary borrower. Quanta Specialty Lines Insurance
Company did not have any outstanding letters of credit under the Credit
Agreement.

     At the end of the Waiver Period, unless the Company enters into another waiver or amendment with the Lenders, the Company will be in default under the
Credit Agreement. During the continuance of such default, the Company will be, among other things, prohibited from paying any dividends to its shareholders, including the holders of its series A preferred shares. The Lenders may require the Company to cash collateralize a portion or all of the outstanding letters of credit issued under the Credit Facility, which may be accomplished through the substitution or liquidation of collateral. Additionally, the Lenders will also have the right, among other things, to cancel outstanding letters of credit issued under the Credit Agreement, and the Company will likely continue to be limited in releasing collateral without the Lenders' consent. The Company will continue to work diligently with the Lenders with respect to the Credit
Agreement and First Amendment.

     A copy of the First Amendment is attached to this Current Report on Form
8-K as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the First Amendment is a summary description and does not purport to be a complete statement of the parties' rights and obligations under the
First Amendment and the transactions contemplated therein, and is qualified in its entirety by reference to the attached copy of the agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit
Number         Description
-------        -----------
1.1            First Amendment and Waiver to Credit Agreement, dated as of June
               27, 2006, between Quanta Capital Holdings Ltd., various
               designated subsidiary borrowers, the lenders party thereto, BNP
               Paribas, Calyon, New York Branch, Comerica Bank, and Deutsche
               Bank AG New York Branch, as Co-Documentation Agents, and JPMorgan
               Chase Bank, N.A., as Administrative Agent.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             QUANTA CAPITAL HOLDINGS LTD.

Date: July 6, 2006                           /s/ Robert Lippincott III
                                             -----------------------------------
                                             Robert Lippincott III
                                             Interim Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit
Number         Description
------         -----------

1.1            First Amendment and Waiver to Credit Agreement, dated as of June
               27, 2006, between Quanta Capital Holdings Ltd., various
               designated subsidiary borrowers, the lenders party thereto, BNP
               Paribas, Calyon, New York Branch, Comerica Bank, and Deutsche
               Bank AG New York Branch, as Co-Documentation Agents, and JPMorgan
               Chase Bank, N.A., as Administrative Agent.